UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

Form 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2007
 _______________

NITCHES, INC.

(Exact name of registrant as specified in its charter)

California	0-13851	95-2848021
(State or other jurisdiction of	Commission file number	(IRS Employer
incorporation or organization)		Identification No.)

10280 Camino Santa Fe, San Diego, California 92121
(Address of principal executive offices)

Registrant's telephone number: (858) 625-2633
 _______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

     (a) J.H. Cohn LLP has been dismissed as the independent registered public accounting firm of Nitches, Inc. (the "Company") effective December 31, 2007. The Company engaged Squar, Milner, Peterson, Miranda & Williamson, LLP ("Squar Milner") as its independent registered public accounting firm effective December 31, 2007. The decision to change firms has been approved by the audit committee of the Company's board of directors.

     The Company engaged J.H. Cohn as its successor independent registered public accounting firm after the combination of Berenson LLP and J.H. Cohn on May 3, 2007.

     The reports of J.H. Cohn on the financial statements of the Company as of and for the fiscal year ended August 31, 2007, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Company's fiscal year ended August 31, 2007 and subsequent interim period preceding the dismissal of J.H. Cohn, there were no disagreements between the Company and J.H. Cohn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of J.H. Cohn, would have caused J.H. Cohn to make reference to the subject matter of the disagreements in connection with its audit reports on the Company's financial statements.

     The Company has provided J.H. Cohn with a copy of the above disclosures as required by Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Company has requested that J.H. Cohn deliver to it a letter addressed to the Securities and Exchange Commission ("SEC") stating whether J.H. Cohn agrees with the disclosures made by the Company in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. J.H. Cohn's letter is not available at time this report is being filed with the SEC. The Company has requested that J.H. Cohn provide its letter as promptly as possible so that the Company can file the letter with the SEC as an exhibit to an amendment to this report.

     (b) During the Company's two most recent fiscal years and the interim period prior to engaging Squar Milner, neither the Company nor anyone on its behalf consulted Squar Milner regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NITCHES, INC.

Dated: December 31, 2007	By:	/s/ Steven P. Wyandt
Steven P. Wyandt
Chief Executive Officer